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                                                               Exhibit 10.8.5

                    HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT

    This Hazardous Materials Guaranty and Indemnification Agreement ("Agreement") is given pursuant to the terms and conditions of the "Loan Agreement" of even date by and between GTC MASON LABORATORIES, INC., a Massachusetts corporation, having a place of business at 57 Union Street, Worcester, Massachusetts 01608, as "Borrower", and the EMERGING TECHNOLOGY FUND of the GOVERNMENT LAND BANK, doing business as MASSDEVELOPMENT, a Massachusetts body politic and corporate created by Chapter 212 of the Acts of 1975, as amended, having offices at 75 Federal Street, Boston, Massachusetts 02110 as "Lender".

    As used herein:

    A. The term "Hazardous Materials" shall mean and include asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, pollutants or contaminants that could be a detriment to the environment, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, by-laws, rules, regulations, codes or ordinances or any judicial or administrative interpretation thereof;

    B. The term "Hazardous Materials Legal Requirements" shall mean all past, present or future federal, state or local laws, by-laws, rules, regulations, codes or ordinances or any judicial or administrative interpretation thereof, including, without limitation, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings, relating to Hazardous Materials or the existence, use, discharge, release, containment, transportation or disposal thereof, or otherwise regulating or providing for the protection of the environment applicable to the Property and relating to Hazardous Materials or the existence, use, discharge, release or disposal thereof;

    C. The term "Property" shall mean and shall also include any other tangible property in which the Lender now or hereafter receives a mortgage or security interest in connection with the Borrower's present and future obligations to the Lender (all such mortgages and security interests, collectively, the "Mortgage");

    D. The term "Indemnitors" shall mean the Borrower and Guarantor, if any, and

    E. The term "Indemnified Party" shall mean the Lender and all those claiming by, through or under the Lender, including any subsequent holder of the obligations evidenced by the Loan Agreement and any present or future owner of a participation interest therein, and any subsequent owner or tenant of all or any portion of the Property following the exercise by Lender of its rights under the Loan Agreement, and any and all instruments and documents

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executed in connection therewith (together with the Loan Agreement, the "Loan
Documents") including, but not limited to, a foreclosure sale or deed in lieu thereof.

    F. The term "Hazardous Uses" shall mean any use of the Property by the Borrower, a tenant of Borrower, or any other person or entity present at the Property with Borrower's consent, which may be reasonably expected to involve the storage, handling, treatment, processing or disposal of Hazardous Materials on a regular basis (for example, pesticide or chemical manufacturing or biological or chemical research), but not including any occasional uses incident to the operation of business now conducted or hereafter intended to be conducted on the Property (for example, the use of office supplies or the use of oil for heating purposes).

    G. The term "Hazardous Users" shall mean a tenant under a lease with the Borrower or a permitted subtenant under a sublease consented to by the Borrower, occupying all or any portion of the Property where:

         (i) Such tenant or subtenant had a prior publicly available regulatory record of repeated or serious material failures to comply with orders for remedial action from governmental agencies or entities, and the Borrower, or any other Indemnitor, either had actual knowledge of such record at the time Borrower entered into the lease with such tenant, or consented to such sublease, or would have had such actual knowledge but for the negligence of Borrower, or of any other Indemnitor, in investigating such tenant or subtenant prior to entering into such lease or consenting to such sublease; or

         (ii) After obtaining knowledge of such a repeated or serious violation Borrower, or any other Indemnitor, either failed to properly make reasonable investigation and inquiry as to the nature and extent of such violation or failed to use reasonable efforts, based upon the state of the actual knowledge of Borrower, or such other Indemnitor, following such reasonable investigation and inquiry, to cause such tenant or subtenant to curtail such violation within a reasonable period of time.

    H. The term "Tenant Indemnities" shall mean any liability to a tenant under a space lease of the Property for any matter related to Hazardous Materials or violations of Hazardous Materials Legal Requirements where the Borrower has given an indemnity therefor.

    I. The term "Known Matters" shall mean those matters disclosed in that certain Phase I Environmental Site Assessment performed by Gulf of Maine Research Center, Inc. in its report dated September 26, 1996.

    J. The term "Special Matters" shall mean Hazardous Uses, Hazardous Users, Tenant Indemnities and Known Matters.

    K. All other capitalized terms used in this Agreement which are not otherwise specifically defined herein shall have the same meaning herein as in the Loan Agreement.

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    FOR VALUE RECEIVED, and to induce Lender to extend credit to Borrower as provided for in the Loan Agreement and the other Loan Documents, the Indemnitors hereby unconditionally agree as follows:

    1. Compliance with Hazardous Materials Legal Requirements. Until such time as all obligations of the Borrower to the Lender, now existing or hereafter arising, under the Loan Agreement or otherwise (the "Obligations") have been paid in full, the Indemnitors guaranty and agree that the Borrower, or the other Indemnitors on behalf of the Borrower, shall comply with all Hazardous Materials Legal Requirements applicable to the Property and that the Borrower, or the other Indemnitors on behalf of the Borrower, shall take all remedial action necessary to avoid any liability of the Borrower, the Lender, or any subsequent owner of the Property, and to avoid the imposition of, or to discharge, any liens on the Property, as a result of any failure to comply with Hazardous Materials Legal Requirements with respect to the Property.

    2. Indemnification. At all times, both before and after the repayment of the Obligations, the Indemnitors shall at their sole cost and expense indemnify, exonerate, protect and save harmless each Indemnified Party against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgment, suits, proceedings, costs, disbursements or expenses of any kind or nature whatsoever, including, without limitation, attorneys' and experts' fees and disbursements, which may at any time be imposed upon, incurred by or asserted or awarded against Lender and arising from or out of:

    A. Any Hazardous Materials on, in, under or affecting, all or any portion of the Property or any area surrounding the same on the date hereof, or which may hereafter affect all or any portion of the Property or any such area surrounding the same, whenever discovered; provided, however, except as to Special Matters (as to which there shall be no time limitation), the Indemnitors shall have no liability hereunder with respect to Hazardous Materials which first affect the property or any areas surrounding the same after the discharge of the Mortgage or the foreclosure thereof, or the acceptance of a deed in lieu of foreclosure;

    B. The violation of any Hazardous Materials Legal Requirements by the Borrower, or with respect to the Property, or any such violation by the Borrower, affecting any area surrounding the same, existing on the date hereof or which may so exist in the future, whenever discovered; provided, however, except as to Special Matters (as to which no time limitation shall apply), the Indemnitors shall have no liability hereunder with respect to the violation of any Hazardous Materials Legal Requirements which first occur after the discharge of the Mortgage or a foreclosure thereof or the acceptance of a deed in lieu of foreclosure;

    C. The existence of any Hazardous Materials on, in, under or affecting all or any portion of the Property, or any areas surrounding the same, or the violation of any Hazardous Materials Legal Requirements with respect to the Property, or any areas surrounding the same, which arise out of Special Matters, even though the specific matter(s) giving rise to liability or claim of liability do(es) not occur until after the discharge of the Mortgage, or a foreclosure thereof, or the acceptance of a deed in lieu of foreclosure;

    D. The enforcement of this Agreement or the assertion by any Indemnitor of any

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defense to the obligations of an Indemnitor hereunder, whether any of such matters arise before or after foreclosure of the Mortgage or other taking of title to or possession of all or any portion of the Property by the Lender, and specifically including therein, without limitation, the following:

         (i) costs of removal of any and all Hazardous Materials from all or any portion of the Property or any areas surrounding the same;

         (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under, or affecting, the Property or into the air, any body of water or wetland, any other public domain, or any surrounding areas;

         (iii)costs incurred to avoid the imposition of, or to discharge, any lien on the Property arising from any failure to comply with Hazardous Materials Legal Requirements;

         (iv) costs incurred to comply with all Hazardous Materials Legal Requirements relating to the Property or the other collateral held for the Obligations, including, without limitation, fines, penalties or other charges imposed by any lawful authority; and

         (v) costs and expenses incurred in ascertaining the existence or extent of any asserted violation of any Hazardous Materials Legal Requirements relating to the Property and any remedial action taken on account thereof including, without limitation, the costs, fees and expenses of engineers, geologists, chemists, other scientists, attorneys, surveyors, and other professionals, or testing and analyses performed in connection therewith.

    3. Right to Contest. The Borrower, or any other Indemnitor, may contest in good faith any claim, demand, levy or assessment under any Hazardous Materials Legal Requirements or any other claim with respect to Hazardous Materials by any person or entity if:

    A. the contest is based upon a material question of law or fact raised by the Borrower or such other Indemnitor in good faith;

    B. Borrower or such other Indemnitor properly commences and thereafter diligently pursues the contest;

    C. the contest will not materially impair the taking of any required remedial action with respect to such claim, demand, levy or assessment; and

    D. Borrower, or such other Indemnitor, demonstrates to Lender's reasonable satisfaction that Borrower, or such other Indemnitor, has the financial capability to undertake and pay for such contest and any remedial action then or thereafter necessary.

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    4.   Waivers.  The Indemnitors hereby waive and relinquish to the fullest extent now or hereafter permitted by law:

    A.   all suretyship defenses and defenses in the nature thereof;

    B. any right or claim of right to cause a marshaling of Borrower's assets or of any security or to cause Lender to proceed against any of the collateral for the Obligations before proceeding under this Agreement against any Indemnitor or to require Lender to proceed against the Indemnitors in any particular order;

    C. all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any express or implied agreement, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties;

    D. notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance or nonobservance or other proof or notice of demand whereby to charge the Indemnitors therefor; and

    E. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE LOAN AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY; and

    F. the pleading of any Statute of Limitations as a defense to his or their obligations hereunder.

    5. Cumulative Rights. Lender's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Lender under the other Loan Documents. All rights and remedies of the Lender shall be cumulative and may be exercised in such manner and combination as Lender may determine.

    6. No Impairment. The liability of the Indemnitors hereunder shall in no way be limited or impaired by, and each Indemnitor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any Indemnitor or any person who succeeds Borrower as owner of the Property. In addition, the liability of the Indemnitors under this Agreement shall in no way be limited or impaired by:

    A. any extensions of time for performance required by any of the Loan Documents;

    B. any sale, assignment or foreclosure of the Loan Agreement, the Mortgage or any other Loan Documents, or any sale, transfer or all or part of the Property;

    C. any exculpatory or nonrecourse or limited recourse provision in any of the Loan Documents limiting Lender's recourse to the Property encumbered by the Mortgage or to any

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other Property or limiting Lender's rights to a deficiency judgment against
Borrower or any other party;

    D. the accuracy or inaccuracy of any of the representations or warranties made by the Borrower or any guarantor under the Loan Documents or otherwise;

    E. the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise;

    F. the release or substitution in whole or part of any collateral or security for the Obligations;

    G. Lender's failure to record the Mortgage or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

    H. the release of any one or more of the Indemnitors or any other party now or hereafter liable upon or in respect to this Agreement or the Obligations; or

    I. the invalidity or unenforceability of all or any portions of any of the Loan Documents as to the Borrower or to any other person or entity.

    Any of the foregoing may be accomplished with or without notice to Borrower or any Indemnitor or with or without consideration.

    7. Delay Not Waiver. No delay on Lender's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Lender in any instance shall constitute a waiver in any other instance.

    8. Warranties and Representations. The Indemnitors warrant and represent that:

    A. This Agreement constitutes the legal valid and binding obligation of the Indemnitors in accordance with the respective terms hereof;

    B. That each Indemnitor (other than one who is a natural person) is a duly organized validly existing entity in good standing under the laws of its organization (and if not organized and existing under the laws of Massachusetts, is duly qualified to transact business therein) and has all requisite power and authority to conduct its business and to own its properties as now conducted or owned;

    C. The performance of the obligations evidenced hereby will not constitute a violation of any law, order, regulation, contract or agreement to which the Indemnitors or any of them is a party or by which any one or more of them or their property is or may be bound;

    D. There is no material litigation or administrative proceeding now pending or

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threatened against the Indemnitors or any of them which if adversely decided could materially impair the ability of any one or more of the Indemnitors to pay or perform their respective obligations hereunder;

    E. True and complete financial statements of the Indemnitors have been delivered to the Lender and each fairly presents the respective financial condition of the Indemnitor to which it relates as of the dates thereof and no material and adverse change has occurred in the respective financial condition of each Indemnitor since the date thereof;

    F. The granting of the loan(s) evidenced by the Loan Agreement to the Borrower will constitute a material economic benefit to each Indemnitor; and

    G. Except for Known Matters, no Indemnitor has any knowledge or belief of the existence of any Hazardous Materials affecting the Property or of any violation or asserted violation of Hazardous Materials Legal Requirements with respect to the Property.

    9. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Each of the counterparts shall constitute but one in the same instrument and shall be binding upon each of the parties individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the Indemnitors hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

    10. Notices. Any notice or other communication in connection with this Agreement shall be in writing, or in the form of a telegram, addressed as provided on the first page or the signature page hereof and (i) sent by telegram or deposited in the United States mail, postage prepaid, by registered or certified mail, or (ii) delivered by any commercially recognized courier or overnight delivery service, such as Federal Express. Any such address may be changed to any other address within the United States by written notice given in the aforesaid manner by the party desiring to effect the change. Any notice given in the aforesaid manner shall be deemed to have been duly sworn and received when so delivered or tendered for delivery during usual business hours at the specified address.

    11. No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

    12. Parties Bound; Benefit. This Agreement shall be binding upon the Indemnitors and their respective successors, assigns, heirs and personal representatives and shall be for the benefit of the Lender, and of any subsequent holder of the Obligations and of any owner of a participation interest therein. In the event the Obligations are sold or transferred, then the liability of the Indemnitors to the Lender shall then be in favor of both the Lender originally named herein and each subsequent holder of the Obligations and any of interest therein.

    13. Joint and Several. The obligations of each of the Indemnitors and their respective successors, assigns, heirs and personal representatives shall be joint and several.

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    14.  Partial Invalidity.  Each of the provisions hereof shall be enforceable against each Indemnitor to the fullest extent now or hereafter permitted by law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

    15. Governing Law and Consent to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the Laws of the Commonwealth of Massachusetts, without giving effect to Massachusetts principles of conflicts of law, and insofar as Hazardous Materials Legal Requirements are concerned, in accordance with applicable Federal Law and Massachusetts law as well. Notwithstanding the foregoing, for the purpose of defining Hazardous Materials and for the purpose of determining the nature and extent of Hazardous Materials Legal Requirements, applicable federal law shall govern and the internal laws of the Commonwealth of Massachusetts shall have no effect. The parties further agree that Lender may enforce its rights under this Agreement and the other Loan Documents including, but not limited to, the rights to sue any Indemnitor in accordance with applicable law. The Indemnitors hereby irrevocably submit to the nonexclusive jurisdiction of any Massachusetts State or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement and the Indemnitors hereby agree and consent that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to the Indemnitors at the address indicated in Section 9 above and service so made shall be completed five (5) days after the same shall have been so mailed.

    Witness the execution and delivery hereof as an instrument under seal as of the 26th day of June, 1997.

                                    GTC MASON LABORATORIES, INC.


                                    By:  /s/ John B. Green
                                        ----------------------------
                                        Vice President and Treasurer

Witness

/s/ Peter J. Dunn
-------------------------
    Peter J. Dunn


191577-2

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